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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
March 20, 2008

GLOBAL GREEN SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51198
(State or other jurisdiction of incorporation)	(Commission File No.)

789 West Pender Street, Suite 1010
Vancouver, British Columbia
Canada V6C 1H2
(Address of principal executive offices and Zip Code)

(604) 408-0153
Toll Free (866) 408-0153
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 20, 2008, Global Green Solutions, Inc. (“GGRN”) entered into a non-exclusive Finder’s Agreement with Chad Lewis (“Finder”) to introduce GGRN to potential lenders, investors or other financing resources. The agreement will remain in effect for 12 months and shall continue thereafter until cancelled by either party upon 30 days written notice.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 21st day of March, 2008.

GLOBAL GREEN SOLUTIONS INC.

BY: ARNOLD HUGHES
Arnold Hughes
Principal Financial Officer, Principal Accounting
Officer and Treasurer